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                                                                    EXHIBIT 10.9

                              M I C R 0 P H A S E
                             C 0 R P 0 R A T I 0 N

                               Microphase/mPhase
                               -----------------

                         FACILITIES/SERVICES AGREEMENT
                         -----------------------------

This agreement is made effective this 1st day of July, 1998 between Microphase Corporation, a Connecticut Corporation having a place of business at 587 Connecticut Avenue, Norwalk, CT. 06854-0960 (referred to as "Microphase") and mPhase Technologies, Incorporated, a Delaware Corporation, having a place of business at 587 Connecticut Avenue, Norwalk, CT. 06854-0960 (referred to as "mPhase").

     WHEREAS, in order to facilitate the initiation of operation of mPhase, the Parties wish to take advantage of certain facilities and services available at Microphase;

     NOW, THEREFORE, the Parties agree as follows:

1. Microphase hereby makes available to mPhase, the use of general office space.

2. Microphase hereby agrees to provide general administrative services, including maintaining an independent accounting function for mPhase Technologies, Inc.

3. mPhase shall employ separate and independent auditors to review quarterly, and audit the annual financial statement.

4. mPhase shall pay to Microphase the sum of $50,000.00 on a month to month basis composed of ($10,000.00 Facilities fee and $40,000.00 Engineering
     fee), during the term of this agreement.
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                              M I C R 0 P H A S E
                             C 0 R P 0 R A T I 0 N


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



Microphase Corporation:

By:
   ---------------------------------
Name:  Torry Guardino
Title: Contract Administrator
Date:
     -------------------------------

mPhase Technologies, Inc.

By:
   ---------------------------------
Name:  Gustave T. Dotoli
Title: Executive Vice President
Date:
     -------------------------------